                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                 AUGUST 19, 2003


                                 GADZOOKS, INC.
               (Exact Name of Registrant as Specified in Charter)


           TEXAS                        0-26732                 74-2261048
(State of Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


                           4121 INTERNATIONAL PARKWAY
                             CARROLLTON, TEXAS 75007
              (Address and Zip Code of Principal Executive Offices)


                                 (972) 307-5555
              (Registrant's telephone number, including area code)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 19, 2003, Gadzooks, Inc., a Texas corporation, issued a press release announcing its financial and operating results for the second quarter ended August 2, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


                            [SIGNATURE PAGE FOLLOWS]


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GADZOOKS, INC.


Date:  August 20, 2003                           By:     /s/ James A. Motley
                                                         ----------------------
                                                 Name:   James A. Motley
                                                 Title:  Vice President/Chief
                                                         Financial Officer


                                       3
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                                  EXHIBIT INDEX


EXHIBIT NUMBER   DESCRIPTION
--------------   -----------
    99.1         Press release dated August 19, 2003 entitled "Gadzooks Reports
                 Second Quarter Operating Results."